Exhibit 99.1

N E W S R E L E A S E

Contact:	Investor Relations Inquiries	Media Inquiries
	Jennifer Gilligan	Suzy Deprizio
	Senior Vice President, Finance & Investor Relations	Chief Marketing & Communications Officer
	(212) 549-1306	(314) 445-0790

FOR IMMEDIATE RELEASE

CENTENE CORPORATION ANNOUNCES LEADERSHIP CHANGES AND APPOINTMENTS FOR NEXT PHASE OF GROWTH
Ken Fasola named President of Centene
Jim Murray named Chief Operating Officer
Brent Layton becomes Senior Advisor to the CEO
Dave Thomas becomes Chief Executive Officer of Markets and Medicaid
Additionally, Company appoints Alice H. Chen, MD, MPH as Chief Health Officer and Brian LeClaire, MBA, PhD, as Chief Information Officer

ST. LOUIS (December 14, 2022) – Centene Corporation (NYSE: CNC) announced today leadership changes and senior management appointments to position the Company for its next stage of growth.

"With these appointments, Centene is aligning the outstanding talent within our senior executive team with the Company's value creation mission and long-term strategy for growth," said Centene Chief Executive Officer (CEO) Sarah London. "Additionally, we are excited to welcome two new leaders to our senior management team. Together, today’s appointments reinforce and accelerate Centene’s longstanding commitment to providing high-quality, low-cost healthcare to members and increasing value to shareholders."

Ken Fasola, currently Executive Vice President (EVP) of Health Care Enterprises, will become President of Centene, continuing to report to Sarah London. In his role as President, Mr. Fasola brings more than three decades of successful leadership in the healthcare industry, including CEO roles at multiple health insurance companies. He will be responsible for Centene’s health plans, all lines of business and core operations.

Jim Murray, currently EVP, Chief Transformation Officer, will become EVP, Chief Operating Officer (COO), reporting to Mr. Fasola. Equipped with deep experience in operations spanning a career of nearly three decades, Mr. Murray will be critical to Centene’s efforts in value creation, quality, and core business operations.

Brent Layton will become Senior Advisor to the CEO, as he begins his transition towards retirement. Over the next year, Mr. Layton will continue to play a pivotal role in developing and expanding key strategic partnerships for Centene and driving the Company’s business development strategy.
Dave Thomas, currently EVP, Markets, will become CEO of Markets and Medicaid, reporting into Mr. Fasola. With extensive leadership and more than 20 years of experience in the managed care industry, Mr. Thomas will take on an expanded scope and responsibility for the Medicaid product and business development.

The appointments of Messrs. Fasola, Murray, Layton and Thomas to their new roles are effective today.

Additionally, the Company announced the appointment of Alice H. Chen, MD, MPH, as Chief Health Officer (CHO), effective January 1, 2023, and Brian LeClaire, MBA, PhD, as Chief Information Officer (CIO), effective December 5, 2022. Both individuals will report to Sarah London.

As CHO, Dr. Chen will be responsible for Centene’s strategies, policies, and programs in support of improving population health for Centene’s more than 26 million members.

As CIO, Mr. LeClaire will be responsible for Centene’s information technology strategy, ensuring its alignment with the Company’s business strategy, and delivering secure, differentiated technology-enabled experiences to members.

Relevant bios are outlined below.

Ken Fasola, President, Centene Corporation

Ken Fasola brings more than three decades of successful leadership in the healthcare industry, having most recently served as Centene’s Executive Vice President of Health Care Enterprises and a member of the Office of the CEO. He joined Centene through the acquisition of Magellan Health Inc (MGLN) where he served as CEO and a member of the Board of Directors. Prior to that, he was Chairman, President, and CEO of HealthMarkets, Inc., one of the largest health insurance agencies and supplemental insurance companies in the U.S. HealthMarkets was acquired by UnitedHealth Group in 2019. Prior to joining HealthMarkets, Mr. Fasola spent nearly twenty years in executive leadership roles at UnitedHealth Group and Humana. He served as CEO of Secure Horizons, a division of UnitedHealth Group and the nation’s largest Medicare Advantage insurer. Prior to that he served as CEO of UnitedHealth Care’s Central Region, President of UnitedHeathcare lines of business and National Sales Officer. At Humana Mr. Fasola was the COO of Market Operations and formerly a member of the Office of the Chairman, a role he assumed after thirteen years leading various divisions within the company.

Mr. Fasola holds a Bachelor of Science in Health Planning and Administration from Pennsylvania State University and was named an Alumni Fellow in 2010.

Jim Murray, EVP, Chief Operating Officer, Centene Corporation

Jim Murray most recently served as Centene’s Chief Transformation Officer, where he led Centene’s Value Creation Office and its Behavior Health business and was a member of the office of the CEO. Previously, he was President and COO for Magellan Health where he oversaw the Magellan Behavioral and Specialty Health and Magellan Complete Care business segments. Prior to his roles at Magellan, Mr. Murray served as President of PrimeWest Health, a Dallas-based company which supports physician shift to value-based care and Chief Executive Officer of LifeCare HealthPartners, a Dallas-based hospital system. Murray also served as Executive Vice President and Chief Operating Officer for Humana and held other significant leadership roles over a career spanning nearly three decades.

Mr. Murray received his bachelor’s degree in accounting from the University of Dayton and is a certified public accountant.

Brent Layton, Senior Advisor to CEO, Centene Corporation

Brent Layton has more than 30 years of experience with increasing responsibility in the healthcare and public policy sectors, with particular expertise in creating, scaling, and operating business in a highly regulated environment. Mr. Layton most recently served as President and Chief Operating Officer for Centene Corporation where he oversaw the company’s healthcare offerings, including 30 State Medicaid Health plans, the nation’s largest Exchange provider, Ambetter, and the WellCare brand of Medicare products, and was a member of the Office of the CEO. Since joining Centene in 2006, he has overseen the development and implementation of new health plans in more than 25 states, provided strategic guidance to state governments to help them develop effective Medicaid solutions, and developed new business contracting with providers and health systems where he led the company’s effort in value-based purchasing.

Mr. Layton received his bachelor’s degree from the University of Georgia.

David P. Thomas, CEO, Markets and Medicaid, Centene Corporation

Dave Thomas most recently served as Centene’s Executive Vice President, Markets where he was responsible for the oversight of Centene’s 31 health plans nationwide. Previously, he was President and CEO of Fidelis Care where he led oversight across all divisions of Fidelis Care. Dave joined Fidelis in 1999 as Director of Strategic Planning and Development and held positions of increasing responsibility during his tenure – from Vice President, Senior Vice President of Operations, Senior Vice President

and Chief Administrative Officer, and Executive Vice President and Chief Operating Officer – culminating in leading the organization.

Mr. Thomas received a bachelor’s degree in Sociology from the University at Albany and a Master of Business Administration from the Zicklin School of Business at Baruch College in Manhattan.

Alice H. Chen, MD, MPH, Chief Health Officer, Centene Corporation

Prior to joining Centene, Dr. Chen was Chief Medical Officer at Covered California, the state’s health insurance marketplace, where she was responsible for healthcare strategy focused on quality, equity, and delivery system transformation. She previously served as Deputy Secretary for Policy and Planning and Chief of Clinical Affairs for the California Health and Human Services Agency, where she led signature health policy initiatives on affordability and access and played a leadership role in the state’s response to the COVID-19 pandemic. Dr. Chen was also a professor of medicine at the University of California San Francisco School of Medicine, based at the Zuckerberg San Francisco General Hospital, where she served as its Chief Integration Officer and founding director of the eConsult program.

Dr. Chen received a Bachelor of Science in Environmental Biology from Yale University and has a Doctor of Medicine from the Stanford University School of Medicine. She also has a Master of Public Health in Health Care Management and Policy from Harvard School of Public Health. A primary care internist by training, she provides clinical care at Zuckerberg San Francisco General Hospital.

Brian LeClaire, Chief Information Officer, Centene Corporation

Prior to joining Centene, Brian LeClaire was Director, Technology, for the healthcare team at Arsenal Capital Partners, a private equity firm specializing in investments in healthcare and industrial growth companies. At Arsenal, he led information technology due diligence, advisory and oversight for the firm’s healthcare sector, and aided portfolio companies in the development and delivery of their technology strategy and value capture initiatives. Previously he served as Senior Vice President and Chief Information Officer for Humana, where he spent more than two decades in various technology and operational leadership roles. Prior to that he was a Vice President of Product Development at Alltel, a wireless service provider acquired by Verizon Wireless.

Mr. LeClaire received a Bachelor of the Arts in Psychology from Ripon College; a Master of Business Administration in Accounting from the University of Wisconsin, Oshkosh; and a PhD in Management Information Systems, with a minor in Computer Science, from Oklahoma State University.

About Centene Corporation

Centene Corporation, a Fortune 500 company, is a leading healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and value creation as well as the development of its people, systems, and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, https://investors.centene.com/.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "target," "goal," "may," "will," "would," "could," "should," "can," "continue" and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, value creation strategy, competition, expected activities in connection with completed and future acquisitions and dispositions, our investments and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the ongoing impact of COVID-19; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; the risk that the election of new directors, changes in senior management, and any inability to retain key personnel may create uncertainty or negatively impact our ability to execute quickly and effectively; uncertainty as to the expected financial performance of the combined company following the recent completion of the acquisition of Magellan Health, Inc. (the Magellan Acquisition); the possibility that the expected synergies and value creation from the Magellan Acquisition or the acquisition of WellCare Health Plans, Inc. (the WellCare Acquisition) (or other acquired businesses) will not be realized, or will not be realized within the respective expected time periods; disruption from the integration of the Magellan Acquisition or from the integration of the WellCare Acquisition; unexpected costs, or similar risks, from other acquisitions or dispositions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; the risk that the closing conditions, including applicable regulatory approvals, for the pending disposition of Magellan Specialty Health may be delayed or not obtained; impairments to real estate, investments, goodwill and intangible assets; a downgrade of the credit rating of our indebtedness; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder that may result from changing political conditions, the current administration or judicial actions; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of legal or regulatory proceedings or matters, including, but not limited to, our ability to resolve claims and/or allegations made by states with regard to past practices, including at Envolve Pharmacy Solutions, Inc. (Envolve), as our pharmacy benefits manager (PBM) subsidiary, within the reserve estimate we previously recorded and on other acceptable terms, or at all, or whether additional claims, reviews or investigations relating to our PBM business will be brought by states, the federal government or shareholder litigants, or government investigations; the timing and extent of benefits from our value creation strategy, including the possibility that the benefits received may be lower than expected, may not occur, or will not be realized within the expected time periods; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price and accretion for acquisitions or dispositions; restrictions and limitations in connection with our indebtedness; the availability of debt and equity financing on terms that are favorable to us; inflation; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.